REDEMPTION TRUST AGREEMENT

                                     between

                     HEALTH AND RETIREMENT PROPERTIES TRUST

                                       and

                   FLEET NATIONAL BANK, as Redemption Trustee


                          Dated as of October 23, 1996


                    ----------------------------------------

                 Floating Rate Senior Notes, due 1999, Series A
                    ----------------------------------------



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                           REDEMPTION TRUST AGREEMENT

         Health and Retirement Properties Trust, a Maryland real estate investment trust (the "Company"), and Fleet National Bank, a national banking association, as Redemption Trustee (the "Redemption Trustee"), enter into this Redemption Trust Agreement (the "Agreement") as of October 23, 1996.

         WHEREAS, the Company has issued its $75,000,000 aggregate principal amount Floating Rate Senior Notes, Series A, Due 1999 (the "Series A Floating Rate Notes"), pursuant to the Indenture, dated as of June 1, 1994, between the Company and Shawmut Bank, N.A. (to which Fleet National Bank is successor), as trustee (the "Indenture Trustee"), as supplemented by the Supplemental Indenture dated as of June 29, 1994 (as so supplemented, the "Indenture"), pursuant to which the Company also issued its $125,000,000 aggregate principal amount Floating Rate Senior Notes, Series B, Due 1999 (capitalized terms used in this Agreement without definition being used herein as defined in the Indenture);

         WHEREAS, the entire $75,000,000 aggregate principal amount of the Series A Floating Rate Notes are outstanding on the date hereof; and

         WHEREAS, the Company desires to provide for the redemption in full of the Series A Floating Rate Notes on the January 13, 1997 Interest Payment Date (or if such day is not a Business Day, on the next following Business Day (the "Redemption Date"));

         NOW, THEREFORE, the Company and the Redemption Trustee agree as follows, in order to provide for a redemption trust for the Series A Floating Rate Notes:

         Section 1. An irrevocable trust fund designated the Health and Retirement Properties Trust Floating Rate Notes, due 1999, Series A Redemption Trust Fund (the "Redemption Trust Fund") is hereby established, to be held in the custody of the Redemption Trustee as a trust fund separate and apart from all other funds of the Company or the Redemption Trustee. The moneys in the Redemption Trust Fund and any investments held as part of such fund shall be held in trust for the benefit of the Indenture Trustee, in turn for the benefit of the registered holders of the Series A Floating Rate Notes (the "Noteholders") subject to the terms and conditions hereof.

         Section 2. The Company hereby irrevocably transfers to the Redemption Trustee, in trust for the benefit of the Indenture Trustee, in turn for the benefit of the Noteholders, subject to the terms and conditions hereinafter set forth, the sum of $75,450,000.00. The Redemption Trustee hereby acknowledges receipt of such cash and agrees to deposit such cash on the date hereon in the Redemption Trust Fund.

         Section 3. Amounts in the Redemption Trust Fund shall be invested at the written direction from time to time of the Company in Government Obligations, as provided in this Section 3 or in Section 5 or 6 below, or otherwise shall remain uninvested. The Company hereby directs the Redemption Trustee to apply such cash to the purchase of the Government Obligations described in Schedule A attached hereto (the "Investments", which term includes any additional or substitute investments of amounts in the Redemption Trust Fund made in accordance with this Agreement)



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on the date of execution and delivery of this Agreement,  and hereby  represents to the Redemption Trustee that the amounts deposited hereunder by the Company are sufficient for the Redemption Trustee to effect such purchase. The Redemption Trustee shall hold all Investments in the Redemption Trust Fund and shall apply the Investments and the proceeds thereof only for the purposes and in the manner provided in this Agreement. The Company hereby represents that the Investments mature and bear interest payable in such amounts and at such times as will be sufficient and available, together with any uninvested moneys remaining in the Redemption Trust Fund after the purchase of the Investments, to pay the redemption price of and accrued and unpaid interest on the Series A Floating Rate Notes in full on the Redemption Date (the "Redemption Payment"). The Company hereby certifies to the Refunding Trustee that the amount of the Redemption Payment is set forth on Schedule B hereto.

         Section 4. The Company hereby irrevocably directs the Redemption Trustee to give notice to the Noteholders of redemption of all Series A Floating Rate Notes on the Redemption Date. Such notice shall be given on behalf of, and at the expense of, the Company, and shall be given at the time and in the form provided in Section 1104 of the base Indenture and Section 201(d) of the Supplemental Indenture forming part of the Indenture.


         Section 5. The Redemption Trustee shall collect on the due dates thereof the principal of and interest and premium, if any (the "Escrow Receipts"), on the Investments on deposit in the Redemption Trust Fund and shall apply such Escrow Receipts so received in accordance with the provisions of this Agreement. The Redemption Trustee shall without further authorization or direction pay such Escrow Receipts in the Redemption Trust Fund on the Redemption Date, but not in excess of the Redemption Payment, to the Indenture Trustee for application to the payment of the redemption price and all accrued and unpaid interest on all of the Series A Floating Rate Notes in order to effect a redemption in full thereof on the Redemption Date in accordance with the Indenture.

         Section 6. Upon written direction of the Company from time to time, but subject to the conditions and limitations herein set forth, the Redemption Trustee shall sell, effect the redemption of, or otherwise dispose of Investments in the Redemption Trust Fund, provided that there are substituted therefor other Government Obligations as hereinafter provided. A sale, redemption, or other disposition and substitution of Investments pursuant to this section may be effected only by a simultaneous transaction and only if the Government Obligations to be substituted, together with the Investments and any uninvested moneys which will continue to be held in the Redemption Trust Fund, will mature and will earn interest in such amounts and at such times so that sufficient moneys will be available to pay the Redemption Payment on the Redemption Date (as determined by a calculation in reasonable detail set forth in an Officers' Certificate of the Company and delivered simultaneously with the Company's written direction).

         Section 7. This Agreement shall terminate when Escrow Receipts (or a portion thereof equal to the Redemption Payment) have been paid to the Indenture Trustee on the Redemption Date for application to pay the redemption price of and accrued and unpaid interest on all Series A Floating Rate Notes on such date. Escrow Receipts and any other amounts or securities on deposit in the Redemption Trust Fund in excess of the amount necessary to pay the Redemption Payment


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on the Redemption  Date ("Excess Escrow  Receipts")  shall be released upon such termination to the Company or on its written instruction.

         Section 8. The obligation and liability of the Redemption Trustee to make the payments and transfers required by this Agreement shall be limited to the Escrow Receipts, deficiency payments if any, made by the Company pursuant to
Section 9 below and the moneys on deposit with it pursuant to this Agreement. The Redemption Trustee shall not be liable for any loss resulting from any investment made pursuant to this Agreement in compliance with the provisions hereof. The Redemption Trustee shall have the rights and immunities hereunder which are provided under the Indenture with respect to the Indenture Trustee, except that the Redemption Trustee shall have no lien on the moneys or Investments in the Redemption Trust Fund. Without limiting the foregoing, the Redemption Trustee may rely conclusively on all representations and certifications of the Company and the Redemption Trustee shall not be required to calculate or verify the sufficiency of the Escrow Receipts and other monies available to it under this Agreement to make the Redemption Payment on the Redemption Date.

         Section 9. If, on the Redemption Date, the amount of moneys available in the Redemption Trust Fund, including Escrow Receipts then collected by the Redemption Trustee on the Investments on deposit in the Redemption Trust Fund, at 10:00 a.m. (Boston time) shall be insufficient to pay in full the Redemption Payment, the Redemption Trustee shall notify the Company immediately upon becoming aware of such deficiency, and the Company shall by 11:00 a.m. (Boston time) supply the amount of such deficiency by deposit into the Redemption Trust Fund or by payment directly to the Indenture Trustee. Any payments hereunder by the Company shall be without prejudice to any rights of the Company.

         Section 10. If, on any date, the Redemption Trust Fund contains Excess Escrow Receipts, the Company may direct in writing that such excess moneys be promptly paid over to it (which direction shall be accompanied by an Officers' Certificate of the Company setting forth in reasonable detail a calculation of the excess).

         Section 11. The Company shall pay when billed all reasonable fees, compensation and expenses of the Redemption Trustee under this Agreement, including reasonable fees for legal counsel. This Section 11, and the rights and immunities described in Section 8 above, shall survive the termination of this Agreement.

         Section 12. This Agreement shall not be repealed, revoked, rescinded, altered, amended or supplemented in whole or in part; provided, however, that the parties hereto may, without the consent of or notice to the Indenture Trustee, enter into such agreements supplemental to this Agreement as shall not adversely affect the rights of the Indenture Trustee hereunder and shall not be inconsistent with the terms and provisions of this Agreement for any one or more of the following purposes:

         (a) to cure any ambiguity or formal defect or omission in this Agreement; or



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         (b) to grant to or confer upon the  Redemption  Trustee for the benefit of the Indenture Trustee, any additional rights, remedies, powers or authority that may lawfully be granted to or conferred upon the Redemption Trustee.

         Section 13. The rights and obligations of the parties to this Agreement shall inure to and be binding upon their respective successors and assigns.

         Section 14. If any one or more of the covenants or agreements provided in this Agreement on the part should be determined by a court of competent jurisdiction to be contrary to law, such covenant or agreement shall be deemed and construed to be severable from the remaining covenants and agreements herein contained and shall in no way affect the validity of the remaining provisions of this Agreement.

         Section 15. This Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts and any suits and actions arising out of this Agreement shall be instituted in a court of competent jurisdiction in said Commonwealth.

         Section 16. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original; but such counterparts together shall constitute one and the same instrument.

         Section 17. The Company hereby certifies to the Redemption Trustee that the Company's entering into this Agreement and the redemption of the Series A Floating Rate Notes contemplated hereby have been approved by its Board of Trustees pursuant to a Board Resolution adopted on September 18, 1996.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as an instrument under seal by their proper officers thereunto duly authorized as of the day and year first above written.

                                            HEALTH AND RETIREMENT PROPERTIES
                                                TRUST


                                            By    /s/ Ajay Saini
                                                  Duly Authorized


                                            FLEET NATIONAL BANK,
                                              as Redemption Trustee


                                            By    /s/ Robert L. Bice II
                                                  Duly Authorized

ACKNOWLEDGED:

FLEET NATIONAL BANK,
  as Indenture Trustee


By    /s/ Robert L. Bice II
      Duly Authorized



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                                   Schedule A

                                   Investments

Description:      U.S. Treasury Bills
Maturity:         January 9, 1997
Face Value:       $76,240,000.00
Price:            $75,425,629.00





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                                   Schedule B

      Redemption Prices and Accrued Interest Payable on the Redemption Date



Redemption Date     Redemption Price      Accrued Interest            Total
----------------    ----------------      ----------------        --------------
January 13, 1997       $75,000,000         $1,239,843.75          $76,239,843.75